Visa Inc. Fiscal Fourth Quarter 2014 Financial Results October 29, 2014 Exhibit 99.2

Fiscal Fourth Quarter 2014 Financial Results 2
Forward-Looking Statements
various other factors, including those contained in our Annual Report on Form 10-K for the year ended September 30, 2013 and our other filings with the U.S. Securities and Exchange Commission. Additional information will also be available in our Annual Report on Form 10-K for the year ended
September 30, 2014. You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.
•natural disasters, terrorist attacks, military or political conflicts, and public health emergencies; and
•the failure to integrate acquisitions successfully or to effectively develop new products and businesses;
•the loss of organizational effectiveness or key employees;
•costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
•disruption of our transaction processing systems or the inability to process transactions efficiently;
•account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and
•failure to maintain systems interoperability with Visa Europe;
•system developments, such as:
•industry developments, such as competitive pressure, rapid technological developments and disintermediation from our payments network;
•economic fragility in the Eurozone and in the United States;
•general economic, political and social conditions in mature and emerging markets globally;
•general stock market fluctuations which may impact consumer spending;
•material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates; and
•material changes in our financial institution clients' performance compared to our estimates;
•economic factors, such as:
•new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings;
•developments in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax;
•rules capping debit interchange reimbursement rates and expanding financial institutions’ and merchants’ choices among debit payment networks promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act;
•increased regulation in jurisdictions outside of the United States and in other product categories;
•increased government support of national payment networks outside the United States; and
•increased regulation on consumer privacy, data use and security;
•the impact of laws, regulations and marketplace barriers, including:
By their nature, forward-looking statements: (i) speak only as of the date they are made; (ii) are not statements of historical fact or guarantees of future performance; and (iii) are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify.  Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following:
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," "could," "should," "will," "will continue"
and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, tax rate, earnings per share, free cash flow, and the growth of those items.

Fiscal Fourth Quarter 2014 Financial Results 3
Solid Fiscal Fourth Quarter Results
Solid operating revenues of $3.2 billion, up 9% over prior year
Total as-converted class A common stock was reduced by 5.7
million shares, at an average price of $212.71 per share,
using $1.2 billion of operating cash on hand
Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
Adjusted quarterly net income of $1.4 billion and adjusted
diluted earnings per share of $2.18, up 14% and 17%,
respectively, over prior year
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Fiscal Fourth Quarter 2014 Financial Results 4
Quarter ended June
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
12% 12% 12%
YOY Change
(nominal)
9% 10% 9%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. From time to time, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
INTL
412
INTL
440
INTL 107 INTL 123
U.S.
571
U.S.
628
U.S.
270
U.S.
303
U.S.
300
U.S.
324
1,089
682
407
1,191
744
447
Total Visa Inc. Credit Debit
2013
2014
INTL
519
INTL
563
INTL =
International

Fiscal Fourth Quarter 2014 Financial Results 5
Quarter ended September
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
11%
12% 11%
YOY Change
(nominal)
10% 10% 10%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
INTL
420
INTL
457
INTL 109
INTL 127
U.S.
575
U.S.
631
U.S.
277
U.S.
313
U.S.
298
U.S.
319
1,104
697
407
1,215
769
446
Total Visa Inc. Credit Debit
2013
2014
INTL
529
INTL
584
INTL =
International

Fiscal Fourth Quarter 2014 Financial Results 6
Quarter ended September
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
Credit
38%
YOY
Change
9% 9%
Debit
62%
Credit
38%
22,940
15,491
25,073
16,943
Total Transactions Processed Transactions
2013
2014
Debit
62%

Quarter ended June
Total Cards
in millions, except percentages
Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. From time to time, previously submitted card information may be updated to reflect revised client submissions or other adjustments.
Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
4% 9% 7%
Fiscal Fourth Quarter 2014 Financial Results 7
2,144
798
1,346
2,298
831
1,467
Visa Inc. Credit Debit
2013
2014

Revenue – Q4 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.
YOY
Change
13% 9% 9%
Fiscal 2014 % of
Gross Revenues
19% 81%
Fiscal Fourth Quarter 2014 Financial Results 8
3,653
(680)
2,973
3,997
(768)
3,229
Gross Revenues Client
Incentives
Net Operating
Revenues
Fiscal 2013
Fiscal 2014

Fiscal Fourth Quarter 2014 Financial Results 9
Revenue Detail – Q4 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
YOY
Change
14% 4%
8%
16%
1,385
1,186
899
183
1,499
1,348
938
212
Service Revenues Data Processing
Revenues
International
Transaction Revenues
Other Revenues
Fiscal 2013
Fiscal 2014

Fiscal Fourth Quarter 2014 Financial Results 10
Adjusted Operating Margin – Q4 2014
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding.
Percentage changes are calculated based on unrounded numbers. See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
YOY
Change
%
14%
9%
3ppts
2,973
1,222
1,751
59%
3,229
1,227
2,002
62%
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Operating
Margin
Fiscal 2013
Fiscal 2014
–

Fiscal Fourth Quarter 2014 Financial Results 11
Adjusted Operating Expenses – Q4 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
YOY
Change
5% (27%)
(1%) 18%
6%
2%
NM
499
236
122
130
106
129
0
496
241
128
94
112
153
3
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Litigation
Provision
Fiscal 2013
Fiscal 2014

Fiscal Fourth Quarter 2014 Financial Results 12
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $6.9 billion at the end of the fiscal fourth quarter
• Free cash flow of $1.5 billion for the fiscal fourth quarter
• Capital expenditures of $227 million during the fiscal fourth quarter

Fiscal Fourth Quarter 2014 Financial Results 13
Financial Metrics for Fiscal Year 2015
•
Constant dollar revenue growth of low double digits
•
Negative 2 ppts foreign currency impact
Annual net revenue growth
•
17.5% - 18.5% range
Client incentives as % of
gross revenues
•
Mid 60s
•
Low 30s
• Mid teens
Annual diluted class A
common stock earnings
per share growth
•
Greater than $6 billion
Annual free cash flow
Tax rate
Annual operating margin
Note: Fiscal full-year 2015 annual diluted earnings per share growth assumes an adjusted basis for fiscal full-year 2014.

Appendix

Fiscal Fourth Quarter 2014 Financial Results
Reconciliation of Non-GAAP Financial Results
US$ in millions, except percentages and per share data
A-1
2014 2013 2014 2013 2014 2013 2014 2013
As reported $   1,677 $ 1,222 48% 59% 1,073 $     1,192 $ 1.72 $  1.85 $
Litigation provision (450) - 14% - 283 (3) - 0.45 -
Adjusted $   1,227 $ 1,222 62% 59% 1,356 $     1,192 $ 2.18 $  1.85 $
Diluted weighted-average shares
outstanding 623 644
2014 2013 2014 2013 2014 2013 2014 2013
As reported $   5,005 $ 4,539 61% 61% 5,438 $     4,980 $ 8.62 $  7.59 $
Litigation provision  (450) - 4% - 283 (3) - 0.45 -
Adjusted $   4,555 $ 4,539 64% 61% 5,721 $     4,980 $ 9.07 $  7.59 $
Diluted weighted-average shares
outstanding 631 656
Three Months Ended September 30,
Operating Expenses Operating Margin (1),(2) Net Income
Diluted Earnings per
Share (2)
(1) Operating margin is calculated as operating income divided by net operating revenues.
(3) The litigation provision adjustment to net income is shown net of tax. The tax impact is determined by applying applicable federal and state tax rates to the litigation provision.
Twelve Months Ended September 30,
Operating Expenses Operating Margin (1),(2) Net income
Diluted Earnings per
Share (2)
(2) Figures in the table may not recalculate exactly due to rounding. Operating margin and diluted earnings per share figures are calculated based on unrounded numbers.
During the fourth quarter of fiscal 2014, we recorded a provision of  $450 million and related tax benefits associated with litigation  covered by the retrospective responsibility plan ("litigation provision"). We believe the presentation of our adjusted financial results, excluding the litigation provision, provides a clearer understanding of our operating performance for the periods presented.

Fiscal Fourth Quarter 2014 Financial Results
Calculation of Free Cash Flow
US$ in millions
(1)
(2)
A-2
Additions (+) /
Reductions (-) to Net
income
Net income (as reported) 1,073 5,438
Capital Assets
+ Depreciation and amortization 112 435
- Capital expenditures (227) (553)
(115) (118)
Litigation
+ Litigation provision 453 453
+ Return of settlement payments
(1)
- 1,056
- - (1,056)
- Settlement payments (57) (58)
+ Settlement payments funded by litigation escrow 57 57
453 452
Share-based Compensation
+ Share-based compensation 42 172
Pension
+ Pension expense 4 10
Taxes
+ Income tax provision 477 2,286
- Income taxes paid (713) (2,656)
(236) (370)
Changes in Working Capital
(2)
+/- Changes in other working capital accounts 275 182
Total Free Cash Flow 1,496 5,766
Return of settlement payments into the litigation
escrow
(1)
Three Months Ended
September 30, 2014
Twelve Months Ended
September 30, 2014
Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.
Reflects the return of takedown payments into the litigation escrow account in connection with the interchange multidistrict litigation.

Fiscal Fourth Quarter 2014 Financial Results
A-3
Visa Cross-Border Volume Growth Disclosure
The table below represents cross-border volume growth for cards carrying the Visa, Visa Electron, Interlink and
PLUS brands, including Visa Europe data. Cross-border volume refers to payments and cash volume where the issuing country is different from the merchant country.
Visa Inc. Visa Inc. + Visa Europe
Nominal
USD
(1)
Constant USD -
Merchant Country
(2)
Nominal
USD
(1)
Constant USD -
Merchant Country
(2)
Constant USD -
Issuing Country
(3)
September 30, 2014 9% 10% 14% 14% 16%
June 30, 2014 6% 7% 14% 12% 14%
March 31, 2014 5% 8% 11% 11% 13%
December 31, 2013 11% 12% 15% 14% 16%
September 30, 2013 9% 11% 15% 13% 16%
September 30, 2014 8% 9% 14% 13% 15%
September 30, 2013 10% 11% 14% 13% 15%
Three Months Ended
Twelve Months Ended
Fiscal Fourth Quarter 2014 Financial Results
(1) Nominal USD growth rates are calculated by converting cross-border volumes to U.S. dollars by applying an established U.S. dollar exchange rate for each currency based on the merchant country.
(2) Constant USD - Merchant Country represents growth rates in cross-border volumes measured in the merchant country currency.
Visa Inc. Constant USD growth is calculated using this method.
(3) Constant USD - Issuing Country represents growth rates in cross-border volumes measured in the issuing country currency.